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PROSPECTUS SUPPLEMENT DATED FEBRUARY 14, 2008

The purpose of this mailing is to provide you with changes to the current Prospectus for Class A, B, C and Institutional Class shares of the Fund listed below:

AIM HIGH INCOME MUNICIPAL FUND

This supplement supercedes and replaces in its entirety the supplement dated August 31, 2007.

The fund has been engaged in a limited public offering of its shares since September 21, 2007 due to the advisor's belief that the types of securities that meet the fund's investment criteria are in limited supply. The advisor has determined that there is currently an ample supply of the types of securities in which the fund invests to permit the fund to re-open to all investors commencing with the start of business on March 3, 2008 through the close of business on or about June 30, 2008. Thereafter, the fund again will conduct a limited public offering of its shares. See "Other Information -- Limited Fund Offering" in your prospectus.